IMG GOVERNMENT ASSETS FUND AND
IMG TAX EXEMPT LIQUID ASSETS FUND, INC.

                 2203 Grand Avenue, Des Moines, Iowa 50312-5338
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PROSPECTUS                                                        MARCH 18, 1996
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     IMG  Government  Assets Fund and IMG Tax Exempt Liquid  Assets Fund,  Inc.,
(collectively, the "Funds") are money market mutual funds designed to enable investors to meet short-term goals. Investors choose whichever Fund best suits their needs and may, without charge, exchange Funds as their investment outlook or goals change.

     o IMG GOVERNMENT ASSETS FUND, ("Government Assets") seeks maximum current income consistent with safety of principal and maintenance of liquidity. IMG TAX EXEMPT LIQUID ASSETS FUND, INC., ("Tax Exempt") seeks maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The shares of the Funds are offered and redeemed at $1.00 per share under rules which allow the Funds to use the amortized cost method of valuing the Funds' assets. UNDER EXTRAORDINARY CIRCUMSTANCES THE VALUE OF SHARES MAY VARY FROM $1.00 AND CONSEQUENTLY, THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. AN INVESTMENT IN SHARES OF THE FUNDS IS NOT INSURED OR GUARANTEED BY THE UNITED STATES, ANY STATE OR BY THE FDIC, IS NOT A DEPOSIT OR OTHER OBLIGATION OF THE UNITED STATES, ANY STATE OR BANK OR GUARANTEED BY A BANK, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

     This Prospectus sets forth basic information about each Fund investors should know before investing and should be retained for future reference. Statements of Additional Information (dated March 18, 1996) which contain more detailed information about each Fund have been filed with the Securities and Exchange Commission and are hereby incorporated by reference. The Statements of Additional Information are available free upon request from IMG Financial Services, Inc.
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IMG FINANCIAL SERVICES, INC.......................................1-800-798-1819
                                                                    515-244-5426
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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                       SEE PAGE 24 FOR TABLE OF CONTENTS.

SUMMARY OF FUND EXPENSES

The expense summary table is provided to assist you in understanding the various costs and expenses that may be incurred directly or indirectly as a shareholder of either Fund.

                                              Government Assets     Tax Exempt
                                              -----------------     ----------
A.   SHAREHOLDER TRANSACTION EXPENSES
     Sales Load Imposed on Purchase.............     None              None
     Sales Load on Reinvested Dividends.........     None              None
     Deferred Sales Load on Redemptions.........     None              None
     Exchange Fees..............................     None              None

B.   ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
     Management Fees............................     0.25%             0.25%
     12b-1 Fees.................................     0.75%             0.75%
     Other Expenses.............................     0.20%             0.38%
     Total Fund Operating Expenses..............     1.20%             1.38%

C.   EXAMPLE
     You would pay the following expenses on a $1,000 investment in each Fund assuming, (1) a five percent annual return and (2) redemption at the end of each time period:

                            1 Year       3 Years         5 Years      10 Years
                            ------       -------         -------      --------
     Government Assets       $12           $38             $66           $146
     Tax Exempt              $14           $44             $75           $166

EXPLANATION OF TABLE

A. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of a fund. There are none for these Funds.

B. ANNUAL FUND OPERATING EXPENSES are based on each Fund's historical expenses. Management Fees are paid by each Fund to Investors Management Group, for managing its investments and business affairs. 12b-1 fees are fees related to distribution and marketing expenses, principally shareholder services provided by institutions who are Participating Organizations. 12b-1 Fees include all distribution or other expenses incurred during the most recent fiscal year under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of
   Securities Dealers. Each Fund incurs Other Expenses in maintaining shareholder records, furnishing shareholders' reports, for custodial fees and other services. All Fund Operating Expenses have already been reflected in each Fund's share price and are not charged directly to individual shareholder accounts. Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank. A $15.00 fee will be charged to an individual shareholder account for redemption by wire. Please refer to "Management and Fees" on page 15 for further information.

C. EXAMPLE. The hypothetical example illustrates the expenses directly or indirectly associated with a $1,000 investment in each Fund over periods of 1, 3, 5 and 10 years, based on the annual Fund operating expenses shown above and an assumed annual rate of return of five percent. The return of five percent and the expenses should not be considered indications of actual or expected fund performance or expenses. Actual expenses and performance may be higher or lower than those shown.

HIGHLIGHTS

The INVESTMENT OBJECTIVE of Government Assets is maximum current income consistent with safety of principal and maintenance of liquidity. The Fund invests in short-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations including, primarily, redeemable Trust Certificates backed by federally insured student loans.

The INVESTMENT OBJECTIVE of Tax Exempt is maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The Fund invests primarily in high quality short-term municipal securities which mature or have a demand feature exercisable in one year or less from the date of acquisition. See "Investment Objectives, Policies and Restrictions" on page 7.

The NET ASSET VALUE, that is, the price at which shares of the Funds are sold and redeemed, will be $1.00 per share, except under extraordinary circumstances. See "Opening an Account -- Share Price" on page 15.

SHARES OF EITHER FUND MAY BE PURCHASED at the next determined net asset value per share, without a sales charge, with an initial investment of at least $250 and subsequent purchases of at least $25. Purchases may be made by check, wire, electronic funds transfer and/or through Participating Organizations. See "Purchasing Shares" on page 16.

SHARES MAY BE REDEEMED  at their next  determined  net asset value by  exchange,
check,   wire,   electronic   funds  transfer   and/or   through   Participating
Organizations. See "Redeeming Shares" on page 20.

The INVESTMENT ADVISOR of the Funds is Investors Management Group, (the "Advisor"), 2203 Grand Avenue, Des Moines, Iowa 50312-5338, a registered investment advisor incorporated in Iowa in June 1982. See "Management and Fees" on page 14. The Advisor is also the transfer agent for the Funds.

The FUNDS' DISTRIBUTOR is IMG Financial Services, Inc., a wholly owned subsidiary of the Advisor. IMG Financial Services, Inc., is a registered broker/dealer and was incorporated in Iowa in May, 1992.

The INVESTMENT ADVISORY FEE to be paid to the Advisor by the Funds will be a monthly fee equal to a maximum annual rate of 0.25 of one percent of each Fund's daily net assets up to $200,000,000, declining to 0.20 of one percent of average daily net assets in excess of $600,000,000. See "Management and Fees" on page 14.

DISTRIBUTION FEES are paid by the Funds to the Distributor and to certain Participating Organizations pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), up to a maximum of 0.75 of one percent of the average daily net asset value of all shareholder accounts of the respective Fund.

DIVIDENDS are declared daily and paid monthly (see "Distributions and Taxes" on page 13) and will be automatically reinvested unless the shareholder elects otherwise.

RETIREMENT ACCOUNTS may be opened by qualified shareholders of Government Assets. Retirement accounts are available for pension, profit sharing, employee benefit and deferred compensation plans. See "Shareholder Services" on page 19.

FINANCIAL HIGHLIGHTS

The tables on the following pages gives you information about each Fund's financial history. The Funds' fiscal year has been since the inception July 1 through June 30. The tables express investment and distribution information in terms of a single share outstanding throughout each period as indicated.

The tables presented for the years 1986 through 1995 have been examined by KPMG Peat Marwick LLP, independent auditors, whose unqualified report covering the year ending June 30, 1995, is included in the Annual Report to shareholders of each Fund. The information for the period July 1, 1995 through December 31, 1995 is unaudited and is contained in the Fund's Semi Annual Report. The Annual and Semi Annual Reports are included in each Fund's Statement of Additional Information and will be provided upon request without charge.

SELECTED DATA FOR A SHARE OF EACH FUND OUTSTANDING THROUGHOUT EACH PERIOD

                      1995*      1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
-----------------------------------------------------------------------------------------------------------------------------------
IMG GOVERNMENT ASSETS FUND
Net Asset Value
 Beginning
 of Period          $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000

Net Investment
 Income                 .049         .047      .027      .027      .044      .063      .074      .076      .057      .051      .065

Dividends
 Distributed           (.049)       (.047)    (.027)    (.027)    (.044)    (.063)    (.074)    (.076)    (.057)    (.051)    (.065)
                     --------------------------------------------------------------------------------------------------------------
Net Asset Value
 End of
 Period             $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                     ==============================================================================================================
Total Return            4.89%        4.66%     2.66%     2.72%     4.37%     6.31%     7.40%     7.62%     5.74%     5.13%     6.53%

Ratio of Expenses
 to Average
 Net Assets             1.20%        1.20%     1.18%     1.16%     1.16%     1.15%     1.16%     1.17%     1.15%     1.17%     1.17%

Ratio of Net
 Income to Average
 Net Assets             4.89%        4.66%     2.66%     2.72%     4.37%     6.31%     7.40%     7.62%     5.74%     5.13%     6.53%

Net Assets
 End of Period
 (000 Omitted)      $196,108     $167,085  $141,018  $123,949  $117,238  $111,405  $104,014  $ 93,335  $ 73,525  $ 67,020  $ 77,373
*For the Period 7/1/95 to 12/31/95, unaudited.

SELECTED DATA FOR A SHARE OF EACH FUND OUTSTANDING THROUGHOUT EACH PERIOD

                      1995*     1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
-----------------------------------------------------------------------------------------------------------------------------------
IMG TAX EXEMPT LIQUID ASSETS FUND, INC.
Net Asset Value
 Beginning
 of Period          $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000

Net Investment
 Income                 .028         .025      .015      .017      .030      .044      .050      .051     .039       .035      .046

Dividends
 Distributed           (.028)       (.025)    (.015)    (.017)    (.030)    (.044)    (.050)    (.051)    (.039)    (.035)    (.046)
                    ---------------------------------------------------------------------------------------------------
Net Asset Value
End
 of Period          $  1.000     $  1.000   $ 1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                    ===================================================================================================
Total Return            2.77%        2.53%     1.53%     1.69%     3.06%     4.40%     4.96%     5.10%     3.94%     3.45%     4.56%

Ratio of Expenses
 to Average
 Net Assets             1.48%        1.38%     1.35%     1.35%     1.37%     1.39%     1.63%     1.50%     1.52%     1.46%     1.50%

Ratio of Net
 Income to Average
 Net Assets             2.77%        2.53%     1.53%     1.69%     3.06%     4.40%     4.96%     5.10%     3.94%     3.45%     4.56%

Net Assets
 End of Period
 (000 Omitted)      $ 21,102     $ 16,130  $ 21,355  $ 23,764  $ 29,670  $ 26,683  $ 15,077  $ 12,619  $ 14,528  $ 14,560  $ 21,426
*For the Period 7/1/95 to 12/31/95, unaudited.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

GOVERNMENT ASSETS

     The investment objective of Government Assets is maximum current income consistent with safety of principal and maintenance of liquidity. The Fund only invests in the following types of government issued or backed money market instruments maturing in one year or less from time of investment, as defined herein.

(1) Obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof. Such securities will include those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury as well as those supported only by the credit of the issuing agency or instrumentality.

(2) Repurchase agreements involving securities in the immediately foregoing categories. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

(3) Redeemable interest-bearing Trust Certificates (the "Trust Certificates") issued by the Iowa Student Loan Trust (the "Trust"), for which Mercantile Bank of Polk County, Des Moines, Iowa, is trustee, created for the sole purpose of purchasing from Iowa banks federally insured student loans originated by such banks. The Trust Certificates, which will be issuable only to the Fund (except in extraordinary circumstances), will have original maturities of 364 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the Trust. Further details concerning the Trust and the Fund's investments in Trust Certificates are found in the Statement of Additional Information.

(4) Redeemable interest-bearing ownership certificates (the "Certificates") issued by one or more guaranteed loan trusts (the "Trusts"), each created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration ("FmHA") guaranteed loans. The Certificates, which will be issuable only to the Fund (except in extraordinary circumstances), will have original maturities of 364 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the Trust. Further details concerning the Trusts and the Fund's investment in Certificates and FmHA guaranteed loans are found in the Statement of Additional Information.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not have invested more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "Opening an Account -- Share Price". Assets of the Fund will consist of securities with maturities of one year or less at date of purchase or, if maturing beyond one year, will be backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements and will have variable interest rates adjustable at least semiannually. In determining whether particular variable rate investments backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner. While the underlying security in a repurchase agreement may have a maturity of more than one year, the repurchase agreement itself will terminate in less than one year, and typically within a few days. The Fund intends to invest at least 25 percent of its total assets in Trust Certificates, and/or Certificates, except when such investments are either not available in sufficient quantity or do not carry yields competitive with alternative investments.

It is the policy of the Fund that any illiquid securities (including repurchase agreements of more than seven days duration) may not constitute, at the time of purchase or at any time, more than 10 percent of the value of the total net assets of the Fund.

As a fundamental policy the Fund does not intend to concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act, the Fund may not issue senior securities. As a general policy, it is the Fund's intention to hold investments until they mature. However, in an effort to increase portfolio yields the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

While investments by the Fund will be confined to high quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible Participating Banks or borrowers will default on the provisions of their agreements with the Fund or that banks originating student loans will default on repurchase agreements with the Trust, which could cause the net asset value per share to decrease.

In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares and include the following:

Without shareholder approval the Fund may not: (1) purchase any securities other than those described above; (2) invest more than 80 percent of its total assets in Certificates and/or Trust Certificates; (3) purchase or sell real estate (other than short-term loans secured by real estate or interests therein or loans to companies which invest in or engage in other activities related to real estate), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (4) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding repayment and guarantee arrangements on loan participations purchased from Participating Banks), calls, straddles, spreads or combinations thereof; (5) make loans to other persons, provided the Fund may invest up to 80 percent of its total assets in Trust Certificates, as described in (2) above, and may make the investments and enter into repurchase agreements as described above; (6) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements and Trust Certificates) or for which no ready market exists; (7) enter into repurchase agreements if, as a result thereof, more than 5 percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (a) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (b) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

TAX EXEMPT

The investment objective of Tax Exempt is maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The Fund invests in the following types of money market instruments maturing in one year or less from time of investment, as defined herein:

(1) Tax-exempt debt obligations issued by state and municipal governmental units and public authorities within the United States and participation interests therein. With few exceptions such obligations will be nonrated and of limited marketability. However, they will be backed by demand repurchase commitments of the issuers thereof and irrevocable bank letters of credit or guarantees (collectively referred to herein as "Liquidity Agreements"). The Liquidity Agreements will permit the holder of the securities to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on an irrevocable bank letter of credit or guarantee. In addition, all obligations with maturities longer than one year from date of purchase will, by their terms, bear rates of interest that are adjusted upward or downward no less frequently than semiannually by means of a formula intended to reflect market changes in interest rates. Certain types of industrial development bonds issued by public bodies to finance the construction of industrial and commercial facilities and equipment are also purchased. The Statement of Additional Information contains further details concerning the Fund's policies and procedures with respect to investments in such tax-exempt obligations and participation interests.

(2) High quality tax-exempt debt obligations issued by state and municipal governments and by public authorities, including issues sold as interim financing in anticipation of tax collections, revenue receipts or bond sales, and tax-exempt Project Notes secured by the full faith and credit of the United States. Such obligations will be purchased only if backed by the full faith and credit of the United States or rated Aaa, Aa, MIG-1, MIG-2 or Prime-1 by Moody's Investors Service, Inc., or AAA, AA, or A-1 by Standard & Poor's Corporation. Nonrated securities may also be purchased if determined by the Fund's board of directors to be of comparable quality to the rated securities in which the Fund may invest.

(3) Taxable obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government may be acquired from time to time on a temporary basis for defensive purposes.

(4) Repurchase agreements involving securities in the immediate foregoing category. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price, to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not have invested more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "Opening an Account -- Share Price". Assets of the Fund will consist of securities with maturities of one year or less at date of purchase or, if maturing beyond one year, securities which are backed by Liquidity Agreements and which have variable interest rates adjustable at least semiannually and upon the adjustment of the interest rate the value of the securities will be approximately equal to par. In determining whether particular variable rate investments backed by Liquidity Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner.

Under normal market conditions, the Fund as a matter of fundamental policy, will invest at least 80 percent of its total net assets in tax-exempt securities, the interest on which is exempt from regular federal income taxes. This fundamental policy may not be changed without the approval of a majority of the Fund's outstanding voting securities.

It is the policy of the Fund that any illiquid securities may not constitute, at the time of purchase or at anytime, more than ten percent of the value of the total net assets of the Fund. The Fund does not intend to concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act may not issue senior securities.

As a general policy, it is the Fund's intention to hold investments until they mature or until immediately prior to the expiration of an applicable Liquidity Agreement. However, in an effort to increase portfolio yields, the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

New issues of tax-exempt debt obligations are usually offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial purchase commitment. The Fund may occasionally enter into such commitments, subject to certain limitations and procedures discussed in the Statement of Additional Information.

While investments by the Fund will be confined to high-quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances, described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible an issuer or bank will default on the provisions of their Liquidity Agreements, which could cause the net asset value per share to decrease. In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares and include the following:

Without shareholder approval the Fund may not: (1) purchase any securities other than those described under "Investment Policy"; (2) invest more than 80 percent of its total assets in tax-exempt fixed and variable rate debt obligations (or participation interests therein) issued by state and local governmental units within the United States which are backed by Liquidity Agreements; (3) invest more than 5 percent of its total assets in tax-exempt obligations or participation interests therein subject to Liquidity Agreements issued by any one bank; (4) purchase or sell real estate, commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (5) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding Liquidity Agreements covering certain tax-exempt obligations purchased by the Fund), calls, straddles, spreads or combinations thereof; (6) make loans to other persons, provided the Fund may make investments and enter into repurchase agreements as described above; (7) invest in securities  with  legal  or  contractual  restrictions  on  resale  (except  for tax-exempt debt obligations subject to Liquidity Agreements) or for which no ready market exists; (8) enter into a Liquidity Agreement with any bank unless such bank is a United States bank which has a record, together with predecessors, of at least five years of continuous operations; (9) enter into repurchase agreements if, as a result thereof, more than 5 percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days; and (10) enter into Liquidity Agreements with any bank if 5 percent or more of the securities of such bank are owned by the Advisor or by directors and officers of the Fund or the Advisor, or if any director or officer of the Fund or the Advisor owns more than 1/2 percent of the voting securities of such bank.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (1) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (2) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

PERFORMANCE

Performance of each Fund may be quoted in advertising in terms of current yield and effective yield. CURRENT YIELD refers to the income generated by an investment in either Fund over a seven day period, expressed as an annual percentage rate. EFFECTIVE YIELD is calculated similarly but assumes that income earned from the investment is reinvested. Effective yield will be slightly higher than current yield because of the compounding effect of this assumed reinvestment.

The current and effective yields for the seven-day period ended December 31, 1995, for Government Assets and Tax Exempt were 4.64 percent and 4.74 percent, and 3.07 percent and 3.12 percent respectively.

Performance of the Funds may also be compared to other mutual funds with similar investment objectives, relevant indices or rankings prepared by independent services or other financial publications, or yields on deposits at financial institutions. Unlike the Funds, deposit accounts at financial institutions are generally FDIC insured and do not fluctuate to the extent of the Funds.

Additionally, Tax Exempt may quote a taxable-equivalent yield based on a stated income tax rate. Please see each Fund's Statement of Additional Information for further discussion of the manner in which yields are calculated and the comparative performance data which may be used.

Of  course,  the  Funds'  yields  are not  fixed  nor is  principal  guaranteed.
Performance will fluctuate and any quotation should not be considered as representative of the future performance of either Fund.

DISTRIBUTIONS AND TAXES

The daily net income of each Fund is declared as a dividend each business day to holders of record immediately before 3:00 p.m. Des Moines time. Dividends are credited to shareholders' accounts each business day and are automatically reinvested in Fund shares unless cash payment has been requested. Cash payments, if requested, will be made monthly. If a shareholder redeems the entire amount in his account during the month, dividends credited to the account from the beginning of the month through the date of redemption are paid with the redemption proceeds.

Each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable net income, including any realized capital gains, and thus will not incur any Federal income taxes. Shareholders will receive taxable dividend income, tax-exempt dividend income and/or capital gains, as the case may be, from distributions whether paid in cash or received in the form of additional shares.

Dividends derived from interest on federally tax-exempt debt obligations owned by the Tax Exempt Fund are intended to constitute "exempt-interest dividends" which are generally not Federally taxable to shareholders. Dividends derived from other interest and the realization of capital gains are taxable to shareholders whether or not reinvested.

Tax Exempt Fund expenses will be allocated between tax-exempt and taxable income in the same proportion as the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

Promptly after the end of each calendar year, each shareholder will receive a statement of the Federal income tax status of all dividends and distributions paid during the year. This discussion is only a summary and relates solely to Federal tax matters. Further discussion of the Federal Income Tax consequences of an investment in the Fund is provided in the Statement of Additional Information. Dividends may also be subject to local taxation. Shareholders are encouraged to consult with their personal tax Advisors.

ORGANIZATION AND CAPITAL STRUCTURE

The Funds are open-end, diversified management investment companies organized as Iowa corporations. Government Assets was incorporated in June 1982 under the name Iowa Liquid Assets Fund, Inc., and changed its name to IMG Liquid Assets Fund, Inc., in October 1987. As of the date of this Prospectus, the Fund has adopted the fictitious name IMG Government Assets Fund and has registered the name with the State of Iowa. Tax Exempt was incorporated under the name Iowa Tax Free Liquid Assets Fund, Inc., in January 1983, and changed its name to IMG Tax Exempt Liquid Assets Fund, Inc., in October 1987. Management of the affairs of each Fund is legally vested in its board of directors, which meets periodically to review activities of the Fund and the Advisor and to consider other policy matters pertaining to the Fund. Government Assets Fund has authorized capital of 1 billion shares of Common Stock, par value of $.001 per share and the Tax Exempt Fund has an authorized capital of 200,000,000 shares of Common Stock, par value $.001 per share. All shares have equal rights and privileges and each share is entitled to one vote in the election of directors and on other matters presented to shareholders and to participate equally in the net distributable assets of the respective Fund on liquidation. The shares are non-assessable, and have no preemptive, subscription or conversion rights. The shares have no sinking fund provisions but are redeemable upon request of the holders and are transferable.

MANAGEMENT AND FEES

Investors Management Group, ("IMG") manages the investments and business affairs of the Funds. IMG is a registered investment Advisor located at 2203 Grand Avenue, Des Moines, Iowa 50312-5338. IMG Financial Services, Inc., a wholly owned subsidiary of IMG, is a registered broker/dealer and serves as the Funds' Underwriter. Since IMG was founded in 1982, its principal business has been providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of June 30, 1995, IMG had approximately $1.1 billion in equity, fixed income and money market assets under management. David W. Miles, Mark A. McClurg, and James W. Paulsen are principal shareholders of IMG.

The Funds are managed by Jeffrey D. Lorenzen, CFA, Managing Director. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. He received his Masters of Business Administration degree from Drake University and his Bachelor of Business Administration degree from the University of Iowa.

Under a management contract between each Fund and IMG, a fee is paid to IMG for investment advisory services. Each Fund is responsible for paying operating expenses not assumed by IMG.

The management fee for each Fund is calculated daily and paid monthly. The maximum management fee for each Fund is 0.25 of 1 percent of each Fund's average daily net assets up to $200,000,000. The management fee declines to 0.20 of 1 percent of average daily net assets in excess of $600,000,000. For the fiscal year ended June 30, 1995, fees paid by Government Assets and Tax Exempt to IMG amounted to approximately 0.25 of 1 percent of each Fund's average net assets, or $374,373 and $52,311 respectively.

IMG also acts as transfer agent and dividend paying agent for the Funds, and maintains all shareholder records. Each Fund pays fees based upon asset size and number of accounts.

Expenses of operating each Fund include fees of directors not affiliated with the Investment Advisor, custodial fees, taxes, auditing and legal expenses, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, certain insurance premiums, transfer agent fees, the publishing of reports to shareholders, and other expenses relating to the operation of each Fund which are not expressly assumed by the Investment Advisor.

Each Fund pays certain distribution fees related to marketing, selling and distribution of fund shares, including, but not limited to, preparation and distribution of promotional materials for the Fund, compensation to sales personnel employed by the Underwriter, and for payment to institutions, including banks ("Participating Organizations"), who render assistance in distributing or promoting the sale of each Fund's shares under plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act. The maximum fees payable under the Plans are 0.75 of 1 percent, computed monthly on the basis of the average net asset value of all shareholder accounts in each Fund. For fiscal year ended June 30, 1995, fees paid under the plan for Government Assets and Tax Exempt were $1,176,124 and $156,932 respectively. The directors of each Fund review quarterly a written report of the costs incurred associated with the Plans and the purposes for which such costs were incurred. The directors believe that the Plans are in compliance with Rule 12b-1 and are in the best interests of the Funds.

The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as Participating Organizations (including banks) are compensated under the Plans, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Funds. If a Participating Organization at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the Participating Organization; however, it is not expected that the shareholders would incur any adverse financial consequences. It is intended that none of the services provided by such Participating Organizations other than through registered brokers will involve the solicitation or sale of shares of the Funds.

Mercantile Bank of Polk County, Des Moines, Iowa, acts as custodian for the Funds' cash and investments.

OPENING AN ACCOUNT

The Funds require a completed and signed application (which is attached), at the time you open each new account. Additional paperwork may be required from corporations, associations and certain fiduciaries. IF YOU HAVE QUESTIONS CALL IMG AT 1-800-798-1819 FROM 8:00 - 4:30 CST.

SHARE PRICE

The shares of each Fund are sold without a sales charge. The price of one share is its "net asset value" or NAV (generally $1.00). NAV is computed by adding the value of each Fund's investments, plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV of each Funds' shares is determined twice each business day, at 10:00 a.m. Des Moines time and at the close of the New York Stock Exchange (normally 3:00 p.m. Des Moines time). The Funds are open for business each day the New York Stock Exchange is open.

Your purchase will be processed at the next NAV calculated after your investment has been converted to federal funds. If you invest by check, the Funds must generally allow one or more days for conversion into federal funds before accepting your purchase.

Rule 2a-7 under the Investment Company Act of 1940 permits the Funds to compute net asset value per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the Board of Directors established procedures to stabilize each Fund's net asset value at $1.00 per share. These procedures are described in more detail in each Fund's Statement of Additional Information.

Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates on the market value of the security. U.S. government obligations; commercial and industrial loans, and participation interests therein acquired from Participating Banks under Liquidity and Servicing Agreements; Trust Certificates and Certificates, which are subject to mandatory repurchase at their original purchase price; commercial paper; bank obligations; short-term corporate obligations; investments in taxable and tax-exempt debt obligations rated by a recognized bond rating agency and regularly traded in the secondary market; and nonrated fixed and variable rate tax-exempt obligations and participation interests therein, not regularly traded in the secondary market but subject to Liquidity Agreements; will be valued at amortized cost. Other assets are valued at a fair value determined in good faith by the board of directors of each Fund.

PURCHASING SHARES

Shares of each Fund may be purchased directly from IMG Financial Services, Inc., as the distributor. Shares may also be purchased by customers of qualified banks, savings and loan associations, broker/dealers, investment advisory firms, and other organizations ("Participating Organizations") that have entered into servicing agreements with the Distributor. A Participating Organization may elect to hold record ownership of shares for its customers and to show beneficial ownership of shares on the account statements it provides to them. In the alternative, a Participating Organization may elect to establish its customers' accounts of record with IMG as transfer agent for the Funds. Generally all shares purchased through Participating Organizations will be held by the Participating Organization as shareholder of record.

Shares of each Fund are offered without any purchase or redemption charge imposed by the Fund. The minimum initial investment that may be made in each Fund is $250. Subsequent investments in each Fund must be made in amounts of not less than $25. Participating Organizations may aggregate their customers' purchases to satisfy the required minimums.

While the Funds themselves do not presently levy sales, redemption or account service charges, Participating Organizations may elect to do so and the Funds may elect to do so in the future. Investors should inquire regarding the nature and costs of services provided by Participating Organizations and determine if such services are desired, because the costs thereof will reduce the Funds' yields to the investor below that obtainable by investing in the Funds directly.

Customers wishing to purchase shares through their Participating Organization should contact such entity directly for appropriate instructions. (For a list of the Participating Organizations in your area, call IMG Financial Services, Inc., at 1-800-798-1819 or 515-244-5426.) Direct investors may purchase shares in accordance with the procedures described below, "Purchase Procedures".

Certificates representing Fund shares purchased will not be issued. However, all purchases are confirmed in writing to the investor and credited to their account in the shareholder records maintained by the Transfer Agent. Investors will have the same rights to their shares as if certificates had been issued. A shareholder may obtain a certificate representing whole shares by specifically requesting it in a letter addressed to the Fund.

PURCHASE PROCEDURES
 -----------------------------------------------------------------------------
| METHOD         |      INITIAL INVESTMENT       |     ADDITIONAL INVESTMENT  |
--------------------------------------------------------------------------------
|                |                               |                            |
| BY MAIL        |        $250 (minimum)         |        $25 (minimum)       |
|                | Please make your check pay-   | Please make your check pay-|
|                | able to the Fund selected and | able to the Fund selected, |
|                | mail to the address indicated | with your account number on|
|                | on the application.           | the check and mail to the  |
|                | printed on your account       | address                    |
|                | statement.                    |                            |
|                |                               |                            |
|                |                               |                            |
| BY WIRE        | Please call IMG Financial     | See instructions below.    |
|                | Services, Inc., for an account|                            |
|                | number before initial invest- |                            |
|                | ment at 1-800-798-1819 or     |                            |
|                | 515-244-5426.                 |                            |
|                |                               |                            |
|                                                                             |
| Federal  Funds  should  be  wired  to:  Federal Reserve Bank of Chicago for |
| Hawkeye  Bank  of  Des  Moines,  together  with  the name of the Fund, your |
| account number and names.                                                   |
|                                                                             |
| Please note that when accounts are opened by wire you must send a completed | | application at your earliest convenience. Your application must be received |
| by the Fund before any instructions for redemption will be accepted.        |
|-----------------------------------------------------------------------------|
|                |                               |                            |
| BY ELECTRONIC  | Not available for initial     | Shareholders who have an   |
| FUNDS TRANSFER | purchase.                     | account with an institution|
| (ACH)          |                               | which is a member of the   |
|                |                               | Automated Clearing House,  |
|                |                               | may elect to purchase Fund |
|                |                               | shares via electronic funds|
|                |                               | transfer.  Select this     |
|                |                               | service on your application|
|                |                               | or call the Fund.          |
|----------------|-------------------------------|----------------------------|

SHAREHOLDER SERVICES

Some shareholder  services may not be available if shares are purchased  through
Participating   Organizations.   Call   IMG   Financial   Services,   Inc.,   at
1-800-798-1819 for more information.

EXCHANGE PRIVILEGE. You may exchange shares of either Fund for shares in any other fund managed by IMG. An exchange involves a redemption of the shares of the fund being liquidated and a purchase of the shares of the fund in which the redemption proceeds are to be invested. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices by transactions involving frequent purchases and sales of shares. Each Fund reserves the right at any time and without prior notice, to suspend, limit, modify or terminate exchange privileges or their use by individual shareholders in order to prevent transactions considered to be disadvantageous to existing shareholders.

TELEPHONE TRANSFERS. This service allows you to authorize transfers of money to purchase or sell shares. Using Telephone Transfer you can move money between your bank account and your account in the Funds with one phone call. Moneys may be transferred either by wire or electronic funds transfer with an institution which is a member of the Automated Clearing House ("ACH").

Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank. A $15.00 fee will be charged to your account for redemptions by wire.

Allow two (2) days after the call for electronic funds transfer via ACH to move moneys between your bank account and your account with either Fund.

For moneys recently invested, allow normal clearing time before redemption proceeds are sent to your bank. In order to change the financial institution account designated to receive redemption proceeds, it will be necessary to send a written request to the Fund with a signature guarantee from a national or state bank, a trust company or a federal savings and loan association, or a member firm of the New York, American, Boston, Midwest or Pacific Stock Exchange.

You can also arrange SYSTEMATIC PERIODIC INVESTMENTS (minimum $50) into your Fund account. Simply select the regular investment schedule you would like when completing your account application. Your bank account will automatically be debited to purchase shares of the Fund you select. You will receive confirmation of each transaction.

Your bank must be a member of ACH and you must have a checking or NOW/Money Market Deposit account to use electronic funds transfer or systematic investing. Please allow 20 days after receipt of your application to activate the Telephone Transfer capability.

RETIREMENT PLANS. Through its custodian bank, Government Assets offers a number of retirement plans, including Individual Retirement Accounts, Keogh Plans and others. Please contact IMG for more information concerning plans available, their benefits, provisions and fees. The Funds recommend that you consult a qualified tax advisor or retirement specialist before establishing a retirement plan.

STATEMENTS AND REPORTS. You will receive a statement of your account listing every transaction that affects your share balance no less than once per month. At least twice a year you will receive the financial statements of the Fund in which you have invested with a summary of that Fund's portfolio composition and performance. Each Fund's Annual Report is reported on by the Funds' independent auditors, KPMG Peat Marwick LLP.

REDEEMING SHARES

Shareholders may redeem (sell back) their shares on any day on which the New York Stock Exchange is open for trading or on which the Fund is required to compute its net asset value. Shares will be redeemed at their net asset value as next determined after a redemption request in good order is received by the Fund at its offices in Des Moines. If a redemption request is received before 10:00 a.m. Des Moines time the shares will be redeemed as of 10:00 a.m. and will earn dividends through the previous day. Shares redeemed after 10:00 a.m. will earn dividends through the day of redemption.

If you purchase shares through a Participating Organization, you may redeem shares in accordance with that Organization's rules regarding redemption requests. Direct shareholders may redeem shares in accordance with the procedures described on page 20 under "How to Redeem Shares".

The Funds intend to pay redemption proceeds within two business days and in no event will payment be made later than seven days after receipt of a redemption request in good order. Payments to investors who request to redeem shares within a few days after a purchase paid for by check may be delayed until the Funds can verify the check has been collected.

The Funds reserve the right to suspend redemptions or to postpone the payment therefor when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making sale of portfolio securities or valuations of the Funds' net assets not reasonably practicable.

A shareholder may not reduce the value of the shares in his account to less than $100 by writing checks and the checkwriting and Telephone Transfer privileges will automatically terminate when a shareholder requests the issuance of share certificates. The Funds and the Custodian reserve the right to terminate the checkwriting service or to institute charges for the service.

If an investor's account drops below $250 due to redemptions, the Funds reserve the right to redeem any remaining shares if after 30 days' notice additional investments to bring the account value to $250 are not made.

HOW TO REDEEM SHARES
 -----------------------------------------------------------------------------
| BY MAIL--                           Send a "letter of instruction": a letter|
| TO: 2203 GRAND AVENUE               specifying the name of the Fund,        |
|     DES MOINES, IA 50312-5338       the number of shares to be sold, your   |
|                                     name, your account  number,  and the    |
|                                     additional  requirements  listed below  |
|                                     that apply to your particular account.  |
|                                                                             |
| TYPE OF REGISTRATION                REQUIREMENTS                            |
| ----------------------------------  --------------------------------------- |
| Individual,  Joint  Tenants,  Sole  Letter of  instruction  signed by all   |
| Proprietorship, Custodial (Uniform  persons required to sign for the        |
| Gifts or Transfers  To Minors Act), account, exactly as it is  registered,  |
| General Partners                    accompanied by signature guarantee(s).  |
|                                                                             |
| Corporation, Association            Letter of instruction and a corporate   |
|                                     signed by person(s)  authorized to act  |
|                                     on the account,  accompanied by         |
|                                     signature guarantee(s).                 |
|                                                                             |
| Trust                               A letter of  instruction  signed by the |
|                                     Trustee(s)  (as  Trustee),  with a      |
|                                     signature guarantee.  (If the Trustee's |
|                                     name is not registered on your account, |
|                                     also provide a copy of the trust        |
|                                     document, certified within the last     |
|                                     60  days.)                              |
|                                                                             |
| If you do not fall into any of these registration categories (e.g., | | Executors, Administrators, Conservators or Guardians) please call for |
| further  instructions.                                                      |
|                                                                             |
| A signature guarantee is designed to protect you and the Fund against | | fraudulent transactions by unauthorized persons. A signature guarantee is | | required for all persons registered on an account. A signature guarantee | | may be obtained from an eligible guarantor institution, as defined by the | | Securities and Exchange Commission. These institutions include banks, | | savings and loan associations, credit unions, brokerage firms, and others. |
| The words,  "SIGNATURE GUARANTEED" must be stamped or typed near each       |
| person's signature and appear with the printed name, title, and signature | | of an officer and the name of the guarantor institution. PLEASE NOTE THAT |
| A NOTARY PUBLIC STAMP OR SEAL IS NOT A SIGNATURE GUARANTEE.                 |
|-----------------------------------------------------------------------------|
| BY CHECK--                          You must have applied for the           |
| (minimum $250                       checkwriting feature on your account    |
| maximum $100,000)                   application.  You may redeem provided   |
|                                     that the signatures you designated are  |
|                                     on the check. (There is no charge for   |
|                                     this service and you may write an       |
|                                     unlimited number of checks.)            |
|-----------------------------------------------------------------------------|
|             FOR ALL OPTIONS BELOW, PLEASE CALL 1-800-798-1819               |
|-----------------------------------------------------------------------------|
| BY EXCHANGE--                       You must meet the  minimum investment   |
|                                     requirement of the other fund.  You can |
|                                     only exchange between accounts with     |
|                                     identical names, addresses, and         |
|                                     taxpayer identification numbers.        |
|-----------------------------------------------------------------------------|
| BY ELECTRONIC FUNDS                 You must have applied for the Telephone |
| TRANSFER (ACH) OR WIRE--            Transfer feature on your application.   |
|                                     Allow two days via ACH. Call before     |
|                                     10:00 a.m. for same day wire.           |
|                                     $15.00 fee for bank wires.              |
|-----------------------------------------------------------------------------|

Table of Contents
     Summary of Fund Expenses................................................2
     Highlights..............................................................3
     Financial Highlights....................................................4
     Investment Objectives, Policies and Restrictions........................7
     Government Assets.......................................................7
     Tax Exempt..............................................................9
     Performance............................................................12
     Distributions and Taxes................................................13
     Organization and Capital Structure.....................................13
     Management and Fees....................................................14
     Opening an Account.....................................................15
         Share Price........................................................15
         Purchasing Shares..................................................16
     Shareholder Services...................................................19
     Redeeming Shares.......................................................20

NO SALESMAN, OR OTHER PERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR BY IMG FINANCIAL SERVICES, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY IMG FINANCIAL SERVICES, INC., IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.





IMG FINANCIAL SERVICES, INC.

IMG INVESTMENT CHECKING
2203 Grand Avenue
Des Moines, Iowa   50312-5338

IMG GOVERNMENT ASSETS FUND                                     2203 GRAND AVENUE
                                                       DES MOINES, IA 50312-5338

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION                               MARCH 18, 1996
--------------------------------------------------------------------------------


This statement is not a Prospectus but should be read in conjunction with the Fund's current Prospectus (dated March 18, 1996). Please retain this Statement for future reference. The Annual Report of the Fund for the fiscal period ended June 30, 1995, is provided herewith by reference. To obtain an additional copy of the Annual Report or Prospectus please call IMG Financial Service, Inc.

--------------------------------------------------------------------------------
IMG Financial Services, Inc.......................................1-800-798-1819
                                                                  1-515-244-5426
--------------------------------------------------------------------------------

Table of Contents:

     Investment Objectives, Policies and Restrictions..........................2
     Purchases of Fund Shares..................................................4
     Valuing the Fund's Shares.................................................5
     Calculation of Yield......................................................6
     Dividends.................................................................7
     Taxation..................................................................7
     Management................................................................8
     Compensation Table........................................................9
     The Investment Management Agreement......................................10
     The Iowa Student Loan Trust..............................................11
     Guaranteed Loan Trusts...................................................12
     Other Information........................................................13
         Federal Holidays.....................................................13
         Portfolio Transactions...............................................13
         Organization and Capital Structure...................................13
         Reports to Shareholders..............................................14
         Principal Shareholders...............................................14
         Custodian, Transfer Agent and Dividend Paying Agent..................14
         Legal Opinion........................................................14
         Independent Auditors.................................................14

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

IMG Government Assets Fund ("Government Assets") seeks to provide maximum current income consistent with safety of principal and maintenance of liquidity. In order to accomplish this goal, assets of the Fund will be invested in the following types of money market instruments maturing in one year or less from time of investment, as defined herein:

     (1) Securities issued or guaranteed by the United States Government. These include, for example, Treasury Bills, Bonds and Notes which are direct obligations of the United States Government.

     (2) Obligations issued or guaranteed by agencies or instrumentalities of the United States Government. Such agencies and instrumentalities include for example, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association and Farmers Home Administration. Such securities will include, for example, those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury as well as those supported only by the credit of the issuing agency or instrumentality.

     (3) Repurchase agreements involving securities in the immediately foregoing categories. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price, to yield an agreed upon rate of interest. The Fund will enter into repurchase agreements with brokers and banks. Thus, the Fund must initially rely upon the credit of a particular broker or bank for completion of the repurchase agreement. Such repurchase agreements are intended to be fully collateralized, in an amount equal to at least the principal amount of the transaction plus accrued interest earned thereon, by the underlying Government or agency securities valued at their fair market value each day. Although the Fund will normally have legal title to and constructive possession of the collateral, it cannot eliminate the risk of a default by a broker or bank which could result in a loss to the Fund on the sale of the underlying securities or delays in obtaining the collateral because of bankruptcy or insolvency proceedings.

     (4) Redeemable interest-bearing Trust Certificates (the "Trust Certificates") issued by the Iowa Student Loan Trust (the "Trust"), for which Mercantile Bank of Polk County, Des Moines, Iowa, is trustee, created for the sole purpose of purchasing from Iowa banks federally insured student loans originated by such banks. The Trust Certificates, which will be issuable only to the Fund (except as noted below), will have original maturities of 364 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the Trust. Funds will be made availabl to the Trust to meet early redemptions of Trust Certificates under an agreement between the Trust and the originating banks requiring the banks to repurchase, on not less than five business days' written notice, all federally insured student loans sold to the Trust or, if permissible under applicable securities laws, to purchase an equivalent amount of Trust Certificates. There will be no public market for the Trust Certificates. See "The Iowa Student Loan Trust" on page 11.

     (5) Redeemable interest-bearing ownership certificates (the "Certificates") issued by one or more guaranteed loan trusts (the "Trusts"), each created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration ("FmHA") guaranteed loans. The Certificates, which will be issuable only to the Fund (except in extraordinary circumstances), will have original maturities of 364 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the Trust. Funds will be made available to the Trust to meet early redemption of Certificates under an unconditional purchase commitment between the Trusts and no less than 20 banks, including the originating banks, requiring the banks to repurchase, on not less than five business days' written notice up to five percent of the guaranteed portion of FmHA guaranteed loans held by the Trust.
         See "Guaranteed Loan Trusts" on page 12.

Assets of the Fund will consist of securities with maturities of one year or less at date of purchase or, if maturing beyond one year, securities which are backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements and which have variable interest rates adjustable at least semiannually. In determining whether particular variable rate investments backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. For purposes of Rule 2a-7 and the diversification requirements thereunder, the unconditional commitments are limited in amounts necessary to keep any one bank from being obligated to purchase more than 5 percent of the total assets held by the Fund. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner. While the underlying security in a repurchase agreement may have a maturity of more than one year, the repurchase agreement itself will terminate in less than one year, and typically within a few days. The underlying securities will be issued or guaranteed by the United States Government, its agencies or instrumentalities. In attempting to provide its shareholders with the highest income consistent with safety of principal, the Fund will not necessarily purchase investments bearing the highest interest rates available as such investments may also involve a higher degree of risk.

As a fundamental policy the Fund does not intend to concentrate its investments in any one industry and will not issue senior securities.

As a general policy, it is the Fund's intention to hold investments until they mature. However, in an effort to increase portfolio yields the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable.

While investments by the Fund will be confined to high-quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances (see "Valuing the Fund's Shares" on page 5 and "Dividends" on page
7), the net asset  value of Fund  shares  could  decrease.  It is also  possible
Participating Banks or borrowers will default on the provisions of their agreements with the Fund or that banks originating student loans will default on their repurchase agreements with the Trust, which could cause the net asset value per share to decrease. In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the board of directors. Others may be changed only by holders of a majority of the outstanding shares and include the following:

Without shareholder approval the Fund may not: (1) purchase any securities other than those described under "Investment Objectives, Policies and Restrictions";
(2) invest more than 80 percent of its total assets in loans and/or loan participations purchased from Participating Banks, Certificates and/or Trust Certificates; (3) invest more than 5 percent of its total assets in loan participations purchased from, or loans backed by letters of credit issued by, any one Participating Bank; (4) invest with a view to exercising control or influencing management; (5) purchase securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization; (6) purchase or sell real estate, commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (7) purchase any securities on margin, except for the clearing of occasional purchases or sales of portfolio securities; (8) make short sales of securities or maintain a short position or write purchase or sell puts (excluding repayment and guarantee arrangements on loan participations purchased from Participating Banks), calls, straddles, spreads or combinations thereof;
(9) make loans to other persons, provided the Fund may invest up to 80 percent of its total assets in loans and/or loan participations purchased from Participating Banks, Certificates and/or Trust Certificates, as described in (2) above, and may make the investments, and enter into repurchase agreements, as described under "Investment Objectives, Policies and Restrictions"; (10) borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding 10 percent of its total assets, nor purchase securities at any time borrowings exceed 5 percent of the Fund's total assets;
(11) mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the Fund except as may be necessary in connection with borrowings outlined in (10) above and then securities mortgaged, hypothecated or pledge may not exceed 5 percent of the Funds' total assets taken at market value; (12) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements, loans, loan participations purchased from Participating Banks and Trust Certificates) or for which no ready market exists; (13) purchase loan participations other than from banks within the State of Iowa which have entered into a Liquidity and Servicing Agreement and which have a record, together with predecessors, of at least five years of continuous operation; (14) act as an underwriter of securities; (15) enter into repurchase agreements if, as a result thereof, more than 5 percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven calendar days; and (16) purchase loan participations from any Participating Bank if 5 percent or more of the securities of such Bank are owned by the Advisor or by directors and officers of the Fund or the Advisor, or if any director or officer of the Fund or the Advisor owns more than 1/2 percent of the voting securities of such Bank.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (a) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (b) more than 50 percent of the outstanding Common Stock, whichever is less.

The Fund intends to invest at least 25 percent of its total assets in Trust Certificates and/or Certificates, except when such investments are either not available in sufficient quantity or do not carry yields competitive with alternative investments.

PURCHASES OF FUND SHARES

See "Opening An Account - Purchasing Shares" in the Prospectus for basic information on how to purchase shares of the Fund.

An order to purchase shares of the Fund is accepted when the Fund's Custodian Bank receives payment in Federal funds (funds available for immediate investment). This will occur upon receipt of the purchase price by Federal funds wire or electronic funds transfer via the ACH system from the purchaser's bank, or when a check or other negotiable bank draft received by the Fund has been converted into Federal funds (normally one to two business days after its receipt by the Fund).

An investor will become a shareholder when the net asset value applicable to his order is determined. Net asset value of the Fund's shares is determined twice each day at 10:00 a.m. Des Moines time and at the close of the New York Stock Exchange (3:00 p.m. Des Moines time). If Federal funds are available to the Fund before 10:00 a.m. Des Moines time, an order will be effective the same day, the investor will become a shareholder of record that day, and shares will commence earning dividends the day the order becomes effective. If Federal funds are available after 10:00 a.m. but before 3:00 p.m. Des Moines time, the shares will not commence earning dividends until the day after the order becomes effective.

Investments in the Fund may be made through transactions directly with the Fund's Underwriter (IMG Financial Services, Inc.) and through qualified banks, savings and loan associations, broker/dealers, investment advisory firms, and other organizations ("Participating Organizations") selected by the Advisor and approved by the Board of Directors of the Fund, based upon the Participating Organization's capacity to provide processing of Fund transactions for its customers in conjunction with other customer account relationships. Participating Organizations will be required to enter into agreements with the Fund's Underwriter to provide certain services to persons ("Participating Investors") who invest in the Fund through Participating Organizations. These will include: distributing copies of the Prospectus and sales literature to prospective investors who request it; furnishing Participating Investors with periodic account statements containing information regarding Fund share purchases and redemptions, income earned and Fund investment balances; and forwarding to Participating Investors periodic reports and proxy material mailed by the Fund to its shareholders. Participating Organizations may satisfy the Fund's required minimum, initial and subsequent purchase amounts by aggregating investments on behalf of customers whose individual investments are less than the Fund's required minimums. Participating Investors may, if they so elect, authorize their Participating Organizations to purchase and redeem Fund shares by means of special investment arrangements offered by the Participating Organization.

The Fund adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 on December 20, 1986, effective January 1, 1987. The Plan continues in force only if approved annually by the Board of Directors and by a majority of directors who are not parties to the Plan or interested persons of any party to the Plan, cast in person at a meeting called for the purpose of voting on such approval, or by a majority of the outstanding securities of the Fund. In adopting the Plan, the directors considered various factors and determined that the Plan would benefit the Fund and its shareholders. On November 21, 1990, the Fund's shareholders approved an Amendment to the Plan, effective January 1, 1991, to allow for payment to reimburse the Fund's Underwriter for direct and indirect expenses related to the marketing, selling, and distribution of Fund shares, including but not limited to, preparation and distribution of brochures, advertisements and other promotional materials for the Fund, compensation to sales personnel employed by the Underwriter, and payment to any securities dealer, financial institution or any other Person (a "Participating Organization") who renders assistance in distribution or promoting the sale of the Fund's shares pursuant to a written agreement with the Underwriter; and to increase the maximum fee payable under the Plan from 0.50 of 1 percent to 0.75 of one percent of the average net asset value of the Fund. Participating Organizations make available to their customers transaction services and provide monthly shareholder account reporting and related ministerial duties with respect to customer accounts. Except as to securities dealers, none of the compensation paid to such Participating Organizations constitute expenses related to advertising, distribution of prospectuses to other than current shareholders, underwriter's compensation or compensation to dealers, or compensation of sales personnel, and payments made are related solely to the cost of the Participating Organization's services in providing the shareholder account services and shareholder account reporting. Participating Organizations are not authorized to actually make sales of shares of the Fund. All orders to purchase shares are subject to acceptance by the Fund's Underwriter on behalf of the Fund. While the Fund itself does not presently levy sales, redemption or account service charges, Participating Organizations may elect to do so and the Fund may elect to do so in the future. Investors should inquire regarding the nature and costs of services provided by Participating Organizations and determine if such services are desired because the costs thereof will reduce the Fund's yield to the investor below that obtainable by investing in the Fund directly. While the Fund may purchase portfolio securities from Participating Organizations, it will not give any preference to them in selecting their investments.

No director or officer of the Fund or the Advisor has any direct or indirect financial interest in the Plan. The Fund's Plan results in an efficient system of customer investment in the Fund thereby potentially increasing the Fund's ability to attract shareholders. The services rendered by the Participating Organizations with respect to shareholder reporting are more efficient and direct than that which the Fund might otherwise provide. The Fund believes that the Plan and agreements with the Participating Organizations actually reduce expenses for shareholder account reporting thereby reducing costs of the Fund and increasing yields. For the year ended June 30, 1995, the Fund paid out a total of $1,176,124 under the Plan and all payments were made to Participating
Organizations. As of September 30, 1995, there were 39 Participating Organizations under the Plan.

The Plan and any agreements related thereto will automatically terminate if assigned and may be terminated by either party on 60 days' notice. The Plan may be terminated by a majority of noninterested directors who have no direct or indirect financial interest in the Plan or it may be terminated by a majority of the outstanding voting shares of the Fund. Any changes in the Plan that would materially increase the distribution costs require shareholder approval; otherwise, the directors, including a majority of the noninterested directors, may amend the Plan. The directors review quarterly a written report of distribution costs incurred pursuant to the Plan.

The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Since the only function of banks who may be engaged as Participating Organizations is to perform administrative and shareholder servicing functions, the Fund believes that such laws should not preclude banks from acting as Participating Organizations; however, future changes in either Federal or State statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations, could prevent a bank from continuing to perform all or part of its shareholder servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain shareholders in the Fund, and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur, and shareholders serviced by such bank might no longer be able to avail themselves of any investment or other services then being provided by the bank. It is not expected that shareholders would incur any adverse financial consequences as a result of any of these occurrences. It is intended that none of the services provided by Participating Organizations other than registered broker/dealers will involve the solicitation or sale of shares of the Fund.

The Fund has received an opinion from Cline, Williams, Wright, Johnson & Oldfather to the effect that, while the matter may not be entirely free from doubt, the services to be performed by banks acting as Participating Organizations are essentially ministerial in nature and not in violation of the Glass-Steagall Act.

The Fund reserves the right to reject any purchase order and to modify investment minimums from time to time. All purchase orders are subject to acceptance by authorized officers of the Fund in Des Moines, Iowa, and are not binding until so accepted. Once a purchase order has been accepted by the Fund, it may not be cancelled or revoked by the investor although the purchased shares may be redeemed.

VALUING THE FUND'S SHARES

The net asset value of the Fund's shares is determined twice each day, at 10:00 a.m. Des Moines time and at the close of the New York Stock Exchange (currently 3:00 p.m. Des Moines time). The Fund is required to compute its net asset value on each day (except days on which no purchase or redemption orders are received) on which the New York Stock Exchange is open for trading or during which there is a sufficient degree of trading in its portfolio securities that its net asset value might be materially affected. Net asset value is computed by adding the value of all securities and other assets (including accrued interest), subtracting liabilities (including dividends payable) and dividing by the number of shares outstanding.

Rule 2a-7 under the Investment Company Act of 1940 permits the Fund to compute its net asset value per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the Board of Directors of the Fund established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review by the Board of Directors as to the extent of any deviation of net asset value based on available market quotations from the Fund's $1.00 amortized cost value per share. If such deviation exceeds $.005, the Board of Directors will consider what action, if any, should be initiated to reasonably eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind; selling portfolio securities prior to maturity; withholding dividends or utilizing a net asset value per share as determined by using available market quotations. In addition, the Fund must maintain a dollar-weighted average portfolio maturity appropriate to its investment objective but in any event not longer than 90 days, must limit portfolio investments to those instruments which the Board of Directors determines present minimal credit risks, and must observe certain other reporting and recordkeeping procedures.

Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates on the market value of the security.

Accordingly,   U.S.   government   obligations   held  by  the  Fund  and  Trust
Certificates, which are subject to mandatory repurchase at their original purchase price; will be valued at amortized cost. Other assets are valued at a fair value determined in good faith by the Board of Directors of the Fund.

CALCULATION OF YIELD

"Current yield" (a seven-calendar-day historical yield) is calculated by first dividing the average daily net investment income per share for that seven-day period by the average daily net asset value per share for the same period. This return is then annualized by multiplying the result times 365/7. Net investment income does not include realized or unrealized gains or losses. "Effective yield" is based on current yield and the distribution of dividends monthly.

Yield on shares of the Fund may fluctuate daily and does not provide a basis for determining future yields. Yield is not guaranteed nor is the principal of the Fund insured. In comparing the Fund's yield with those of alternative investments (such as savings accounts, various types of bank deposits and other money market funds), investors should consider differences between the Fund and the alternative investments, including differences in the periods and methods used in calculating the yields being compared.

The following are examples for purposes of illustration only, of the current yield calculations and the effective yield calculations for the seven-day period ended December 31, 1995:

    Assumptions:
       Value of a hypothetical pre-existing account
       with exactly one share at the beginning of the period:    $  1.000000000

       Value of the same amount (excluding capital changes)
       at the end of the seven-day period:                       $  1.000889921

    Calculation:
       Ending account value                                      $  1.000889921
       Less beginning account value                              $  1.000000000
       Net change in account value                               $   .000889921*

       Base period return:
            (change/beginning account value)
            .000889921/1.000000000 =                                .000889921

       Current yield = .000889921 x (365/7) = 4.64 percent
       Effective yield = (1 + .046403009/12) 12-1 = 4.74 percent

Weighted  average life to maturity of the  portfolio  on December 31, 1995,  was
39.96 days.

*There are no monthly account charges.

The Prospectus may be in use for up to a full year; and accordingly, it can be expected that yields will fluctuate substantially from the example shown above.

From time to time the Fund may quote its yield in advertisements or in reports and other communications to shareholders. The Fund's yield changes in response to fluctuations in interest rates and in the Fund's expenses. Consequently, any given yield quotations should not be considered as representative of what the Fund's yields may be for any specified period in the future.

Yield information may be useful in reviewing performance of the Fund and for providing a basis for comparison with other investment alternatives. However, the Fund's yields will fluctuate, unlike other investments which may pay a fixed yield for a stated period of time.

Investors should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields in the balance of the Fund's holdings, thereby reducing the current yields of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Advertisements and other sales literature may, from time to time, include comparative performance information including data relating to the yield on deposits at banking and savings and loan institutions (including savings accounts, interest bearing checking accounts, NOW accounts and money market deposit accounts). Yields are compiled periodically by the Advisor from a survey of banking and savings and loan institutions and from reports published by major newspapers. Additionally, such advertisements and other sales literature may include references to yield information compiled by IBC/Donoghue's MONEY FUND REPORT, The Bank Rate Monitor, Banxquote and other recognized industry sources. Demand and savings deposit accounts at banking and savings and loan institutions are generally FDIC-insured and such yields generally do not fluctuate to the extent of the Fund.

DIVIDENDS

The daily net income of the Fund is declared as a dividend each business day to holders of record immediately before 3:00 p.m. Des Moines time. Dividends are credited to shareholders' accounts each business day and distributed monthly. If a shareholder redeems the entire amount in his account during the month, dividends credited to the account from the beginning of the month through the date of redemption are paid with the redemption proceeds.

For purposes of calculating dividends, daily net income consists of interest earned, including the amortization of any discount or premium to the date of maturity, less accrued expenses of the Fund since the previous business day. Monthly dividend distributions are reinvested in additional shares unless the shareholder has requested payment in cash. A statement summarizing account activity and a check for the amount of any dividends the shareholder may have requested to be paid in cash are normally mailed monthly.

The Fund attempts to maintain its net asset value at $1.00 per share. See "Valuing the Fund's Shares" on page 5. While this is expected to be possible under most conditions, should the Fund incur or anticipate any unusual expenses, loss, depreciation, gain or appreciation which would affect either net asset value per share or income, the Board of Directors of the Fund will consider whether to adhere to the dividend policy previously described or revise it in light of the existing circumstances.

If the Fund's net asset value per share were reduced, or was expected to be reduced, below $.995, the Board of Directors might temporarily suspend or reduce dividend payments in order to maintain a net asset value of $1.00 per share. As a result of such suspension or reduction of dividends, an investor might receive less income during a given period than he might otherwise. Such expenses, losses or depreciation might therefore result in an investor receiving no dividends for the period he held his shares and receiving upon redemption a price per share lower than the price he paid.

In its endeavor to maintain net asset value at $1.00 per share, the Fund is required to adhere to certain conditions of Rule 2a-7 promulgated by the Securities and Exchange Commission which permits the Fund to value its assets at their amortized cost. These conditions require that: (1) the Fund seek to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value and, in no event, longer than 90 days; (2) the Board of Directors of the Fund undertake to assure, to the extent reasonably practicable, when taking into account current market conditions affecting its investment objective, that the Fund's market-based net asset value per share (that is, its net asset value computed on the basis of available market quotations and estimates) will not deviate from $1.00; and (3) the Board of Directors consider reducing or suspending dividend payments if the market-based net asset value per share declines below $.995.

TAXATION

The Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code since its inception, and intends to qualify as a regulated investment company in the current fiscal year by distributing substantially all of its taxable net income, including any realized capital gains, and thus will not incur any Federal income taxes. Shareholders will receive taxable dividend income or capital gains, as the case may be, from distributions whether paid in cash or received in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the Federal income tax status of all dividends and distributions paid during the year.

The Fund is subject to the backup withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982. Under these provisions, the Fund is required to deduct and withhold income tax from dividends paid to Fund shareholders at a 31 percent rate if a shareholder fails to furnish the Fund with his taxpayer identification number in the manner required, if the Internal Revenue Service notifies the Fund that the taxpayer identification number furnished by the shareholder is incorrect, or in certain other instances involving the shareholder's under-reporting of dividend income or failure to make proper certification with respect thereto. Accordingly, Fund shareholders are urged to complete and return Internal Revenue Service Form W-9 when requested to do so by the Fund.

This discussion of the Fund's tax matters is only a summary and relates principally to Federal tax matters. Thus, shareholders are encouraged to consult with their personal tax advisors.

MANAGEMENT

     OFFICERS AND DIRECTORS OF THE FUND. The following table sets forth certain information with respect to the officers and directors of the Fund:

Robert F. Galligan             Business Administration Department Chairman,
Director                       Associate Professor, Grand View College;
                               Director, IMG Tax Exempt Liquid Assets Fund, Inc.

Chad L. Hensley                Retired President and CEO, Preferred Risk Mutual
Director                       Insurance Company; Director, IMG Tax Exempt
                               Liquid Assets Fund, Inc.

Fred Lorber                    Chairman of Board, Lortex Inc., a manufacturer
Chairman and Director          of textiles; Chairman and Director, IMG Tax
                               Exempt Liquid Assets Fund, Inc.

Darwin T. Lynner, Jr.          President, Darwin T. Lynner Co., Inc., a
Director                       property management company; Director, IMG Tax
                               Exempt Liquid Assets Fund, Inc.

Mark A. McClurg*               Vice President, Secretary and Senior Managing
Treasurer and Director         Director of Investors Management Group and IMG
                               Financial Services, Inc.; Treasurer and
                               Director, IMG Tax Exempt Liquid Assets Fund, Inc.

David W. Miles*                President, Treasurer and Senior Managing
President and Director         Director of Investors Management Group, and IMG
                               Financial Services, Inc.; President and
                               Director, IMG Tax Exempt Liquid Assets Fund, Inc.

Richard A. Miller              Vice President & General Counsel, Farmers
Director                       Casualty Company Mutual; Director, IMG Tax
                               Exempt Liquid Assets Fund, Inc.

James W. Paulsen*              Senior Managing Director of Investors Management
Vice President and Director    Group and IMG Financial Services, Inc.; Vice
                               President and Director; IMG Tax Exempt Liquid
                               Assets Fund, Inc.

Ruth L. Prochaska*             Controller/Compliance Officer of Investors
Secretary                      Management Group, and IMG Financial Services,
                               Inc.; Vice President and Secretary, IMG Tax
                               Exempt Liquid Assets Fund, Inc.

William E. Timmons             Partner in Patterson, Lorentzen, Duffield,
Director                       Timmons, Irish & Becker; Director, IMG Tax
                               Exempt Liquid Assets Fund, Inc.

Steven E. Zumbach              Attorney at Belin, Harris, Lamson, McCormick;
Director                       Director, IMG Tax Exempt Liquid Assets Fund, Inc.

*Messrs. McClurg, Miles, and Paulsen and Ms. Prochaska are deemed to be "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund and the Advisor.

The mailing address of all officers and directors of the Fund is 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

The Fund pays a fee of $550 per Board meeting and $100 per committee meeting to directors who are not interested persons of the Advisor. Under the Management Agreement other remuneration, if any, of officers and directors is paid by the Advisor.

COMPENSATION TABLE
        (1)                     (2)                       (3)                          (4)                           (5)
                             Aggregate           Pension or Retirement          Estimated Annual           Total Compensation From
      Name of              Compensation           Benefits Accrue As              Benefits Upon              Registrant and Fund
Person, Position          From Registrant        Part of Fund Expenses             Retirement             Complex Paid to Director
-----------------------------------------------------------------------------------------------------------------------------------
Robert F. Galligan          $   2,750                   $    0                       $    0                       $   2,750
Director

Chad L. Hensley                 2,750                        0                            0                          2,.750
Director

Fred Lorber                     2,200                        0                            0                           2,200
Director

Darwin T. Lynner                2,200                        0                            0                           2,200
Director

Mark A. McClurg                     0                        0                            0                               0
Treasurer and
Director

David W. Miles                      0                        0                            0                               0
President and
Director

Richard A. Miller               2,750                        0                            0                           2,750
Director

James W. Paulsen                    0                        0                            0                               0
Vice President
and Director

William E. Timmons              2,200                        0                            0                           2,200
Director

Steven E. Zumbach                   0                        0                            0                               0
Director

MANAGEMENT OF THE ADVISOR. David W. Miles, Mark A. McClurg, and James W. Paulsen each beneficially own more than 10 percent of the outstanding voting securities of the Advisor and are deemed to be control persons of the Advisors. Senior Managing Directors of Investors Management Group, are Mark A. McClurg, David W. Miles, and James W. Paulsen. They intend to devote substantially all their time to the operation of the Advisor.

THE INVESTMENT MANAGEMENT AGREEMENT

See "Management and Fees" in the Prospectus for certain information concerning Investors Management Group.

The Advisor furnishes continuous investment supervision to the Fund under a Management and Investment Advisory Agreement (the "Management Agreement"). For its services the Advisor receives a fee, computed and accrued daily and payable monthly, at the following rate on the average daily closing net asset value of the Fund:

        Net Assets                                      Annual Rate
        ----------                                      -----------

  For assets up to $200,000,000                         .25 percent
  For assets in excess of
    $200,000,000 to $300,000,000                        .24 percent
  For assets in excess of
    $300,000,000 to $400,000,000                        .23 percent
  For assets in excess of
    $400,000,000 to $500,000,000                        .22 percent
  For assets in excess of
    $500,000,000 to $600,000,000                        .21 percent
  Over $600,000,000                                     .20 percent

The above stated rates were voluntarily reduced by the Advisor from a maximum of
0.50 percent effective January 1, 1991.

Under the Management Agreement, the Advisor is responsible for selecting the Fund's portfolio securities, including the solicitation and approval of Iowa commercial banks selected as Participating Banks from which the Fund may purchase participation interests in short-term loans subject to Liquidity and Servicing Agreements or which may issue irrevocable letters of credit to back the demand repayment commitments of borrowers. A careful review of the financial condition and loan loss record of a prospective bank will be undertaken prior to the bank being approved to enter into a Liquidity and Servicing Agreement and, once approved, a Participating Bank's financial condition and loan loss record will be reviewed at least annually thereafter.

The principal criteria which the Advisor will consider in approving, rejecting or terminating Liquidity and Servicing Agreements with Participating Banks will include a bank's (a) ratio of capital to deposits; (b) ratio of loan charge offs to average loans outstanding; (c) ratio of loan loss reserves to net loans outstanding and (d) ratio of capital to total assets. Ordinarily, the Advisor will recommend that the Fund not enter into or continue a Liquidity and Servicing Agreement with any bank whose ratios (as described above) are less favorable than the average of all Iowa banks. The Advisor will also consider a bank's classified loan experience, historical and current earnings and growth trends, quality and liquidity of investments and stability of management and ownership. Typically, the Advisor will utilize a variety of information sources; including, annual audited financial statements, unaudited interim financial statements, quarterly reports of condition and income filed with regulatory agencies and periodic examination reports (if available) and reports of federally insured banks concerning past-due-loans, renegotiated loans and other loan problems.

The Advisor also provides office space and management and other personnel to the Fund and pays the costs of computing the net asset value of the Fund and related bookkeeping expenses. The Advisor will bear any sales or promotional costs incurred in connection with the sale of the Fund's shares.

The Fund pays all expenses of operations not specifically assumed by the Advisor. These include: custodian, transfer agent and shareholder recordkeeping charges; charges for the services of legal counsel and independent public accountants; compensation of directors other than those affiliated with the Advisor and expenses incurred by them in connection with their services to the Fund; certain insurance premiums; expenses of printing and distributing to shareholders notices, proxy solicitation material, prospectuses and reports; brokers' commissions; taxes; interest; and expenses of complying with Federal, state and other laws.

The Advisor has also agreed to reimburse the Fund, up to the amount of the advisory fees paid to the Advisor, to the extent that the total annual expenses of the Fund, exclusive of all taxes, interest, brokers' commissions and other related charges but including fees paid to the Advisor, exceed the most restrictive limits prescribed by any state in which the Fund's shares may eventually be offered for sale. The Fund believes that it presently is not subject to any such restrictions. The Fund paid $292,661, $327,033, and $374,373 in management fees to the Advisor in fiscal 1993, 1994, and 1995 respectively.

The Management Agreement approved by the sole shareholder of the Fund on September 21, 1982, for an initial term expiring September 30, 1983, will continue in effect as long as it is approved annually by a majority of those directors who are not parties to the Management Agreement or "interested persons" of such parties and by either the board of directors of the Fund or a majority of the outstanding voting securities of the Fund. The Management Agreement which was last approved by the Fund's directors, as described above, on July 18, 1995, may be terminated by either party without penalty on 60 days' written notice and will automatically terminate in the event of its assignment.

The Management Agreement provides that neither the Advisor nor any of its officers or directors, agents or employees will have any liability to the Fund or its shareholders for any error of judgement, mistake of law or any loss arising out of any investments or for any other act or omission in the performance of its duties as investment advisor under the Management Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations under the Management Agreement.

THE IOWA STUDENT LOAN TRUST

The Iowa Student Loan Trust was formed for the purpose of purchasing federally insured student loans originated and sold by Iowa banks subject to repurchase, at the option of the Trust, on no more than five business days' written notice. The Trustee is Mercantile Bank of Polk County, Des Moines, Iowa. The Trust will be funded by the issuance and sale to the Fund of Trust Certificates which will have an original maturity of not more than 364 days and which may be redeemed by the Fund upon not more than five business days' written notice to the Trust. The Fund is under no obligation to purchase Trust Certificates issued by the Trust.

The Fund's election to purchase Trust Certificates will be based upon the amount of funds available for investment, the investment yield borne by the Trust Certificates compared with yields available on other short-term liquid investments and upon the aggregate amount of Trust Certificates, commercial and industrial loans and participation interests therein owned by the Fund which may not exceed 80 percent of Fund assets. The yield to the Fund on Trust Certificates will be commensurate with current net yields on federally insured student loans. Presently, net of servicing and trust fees, such loans yield approximately the 91-day U.S. Treasury Bill rate plus .75 percent. Such fees will be paid out of the Trust assets and no other fees will be paid directly or indirectly by the Fund.

The Higher Education Act (the "Act") sets forth provisions establishing a program of (i) direct federal insurance to holders of student loans, and (ii) reimbursement to state agencies or private non-profit corporations administering student loan insurance programs of losses sustained in the operation of their programs (the "Federal GSL Program"). Under the Federal GSL Program, the Secretary of Education (the "Secretary") is authorized to enter into guarantee and interest subsidy agreements with the Iowa College Aid Commission, and similar organizations (collectively the "Agencies"). The Federal GSL Program provides for reimbursements to the Agencies for default claims paid by them, the payments of administrative cost allowances to the Agencies, advances for the Agencies' reserve funds and interest subsidy payments and Special Allowance Payments to the holders of qualifying student loans made pursuant to the Federal GSL Program.

Pursuant to Section 428(c)(1)(A) of the Act, the Agencies have entered into guarantee agreements with the Secretary under which the respective Agencies operate a Guarantee Program, whereby the Secretary agrees to reimburse the Agencies in an amount equal to 80 percent of the amount expended by them in the discharge of their insurance obligations on the unpaid balance of principal and accrued interest with respect to loans guaranteed by the Agencies. The Act also authorizes the Secretary to enter into supplemental guarantee agreements whereby such federal reimbursement will be increased to a maximum of 100 percent of the amount expended by the agencies in the discharge of their insurance obligations. The supplemental guarantee agreements are subject to annual renegotiation and the Secretary is not authorized to renew them unless the Agencies' Guarantee Programs comply with all the terms of the supplemental guarantee agreements and all the provisions of applicable federal regulations.

The Secretary and the Agencies have entered into interest subsidy agreements under Section 428 (b) of the Act whereby the Secretary agrees to pay interest subsidy payments to the holders of qualifying student loans for the benefit of students meeting certain requirements. To be eligible for federal reimbursement programs, such loans must be made by an "eligible lender" under the Agencies'
Guarantee Program, which must meet requirements prescribed by the rules and regulations promulgated under the Act. The Trustee will be an eligible lender and will purchase only loans originated by eligible lenders.

The Act, as amended in 1976, provides for Special Allowance Payments by the Secretary to holders of qualifying student loans such as the Trust. Special
Allowance Payments are computed on the basis of the average of the bond equivalent rates of the 91-day U.S. Treasury Bills auctioned during the preceding quarter, and are provided as an inducement to lenders or holders of loans to compensate them for the difference between the interest rate carried by the student loan and the current commercial interest rates.

The Student Loan Reform Act of 1993 made various changes to the Federal Guaranteed Student Loan Program. Effective October 1, 1993, Agencies are only required to guarantee student loans at 98 percent of the unpaid balance of principal and accrued interest on loans made after October 1, 1993. In addition other changes were made relating to origination fees, borrower interest rates, technical revisions on how consolidated loans are treated and a limitation on the amount of guarantee fee that can be charged by Agencies. Commencing July 1, 1995, the lender yield for Guaranteed Student Loans disbursed after July 1, 1995 was reduced to the 90 day Treasury Bill rate plus 2.5 percent.

All student loans purchased by the Trust will be insured either directly by the Secretary or under the Federal GSL Program and will qualify for interest subsidy payments and Special Allowance Payments. Loans typically will be in amounts of $25,000 or less, repayable over a term of 15 years or less.

At June 30, 1995, assets of the Fund included Trust Certificates issued by the Iowa Student Loan Trust in the amount of $82,435,000 which was equal to 49.4 percent of Fund net assets (see "The Iowa Student Loan Trust" below). Such Certificates have an original maturity of not more than 364 days and may be redeemed by the Fund upon not more than five business days' written notice to the Trust. Proceeds from the issuance of Trust Certificates have been used by the Trust to purchase federally insured student loans initiated by Iowa banks which may be required to purchase such loans from the Trust on not more than five business days' written notice. In the event a bank was unable to honor its purchase commitment it would be necessary for the Trust to seek other purchasers of the loans. Because such loans are federally insured and bear a variable interest rate the Fund believes that a ready market for them exists.

GUARANTEED LOAN TRUSTS

The Fund may purchase Certificates from one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of FmHA guaranteed loans. The guaranteed portion of the FmHA Loans would be acquired by the Fund through Trusts established at Mercantile Bank of Polk County, Des Moines, Iowa. Interest and principal payments of the FmHA Loans would accrue to the benefit of the Fund net of certain Trust fees and other fees payable to certain parties for servicing the FmHA Loans and arising out of the participation of the guaranteed portion of the FmHA Loans. Each Certificate will provide certain identifying information regarding the specific FmHA Loan acquired including the effective rate and reset provision. Each Certificate will also be redeemable upon not more than five business days' written notice by the Fund to the Trustee for an amount equal to the unpaid balance of the participated portion of the FmHA Loan and accrued interest due thereon. The redemption feature of the Certificates is backed by unconditional purchase commitments between the Trustee, the originating banks of the FmHA Loans, and other Participating Banks which require the banks to purchase such loans at par less a processing fee upon no more than five business days prior written notice. Such purchase commitments are unconditional and are operative whether the FmHA Loans are in default or experiencing difficulties. The unconditional purchase commitments by the banks is intended to provide liquidity for the FmHA Loans held by the Trust and beneficially owned by the Fund. Insofar as the unconditional commitment creates this liquidity, for purposes of rule 2a-7 and the diversification requirements thereunder, the unconditional commitments are limited in amounts necessary to keep any one bank from being obligated to purchase more than 5 percent of the total assets held by the Fund.

The sole purpose of the trust arrangement is to provide a convenient structure for servicing the FmHA Loans and to eliminate the premium risk that could arise if the Fund invested directly in the FmHA Loans and prepayment were to occur. The Board of Directors believes that the arrangement presents minimal credit risk and that the arrangement is a permissible investment. For purposes of Rule 2a-7, the Fund does not consider the FmHA Loans or the certificates evidencing ownership as illiquid; considers the FmHA Loans as U.S. government securities, and considers the arrangement with the participating banks as standby unconditional put commitments.

FmHA guaranteed loans are originated by financial institutions, mostly commercial banks, as a direct loan to the borrower. The FmHA guaranteed loans acquired by the Fund will all have variable rates of interest which will rest no less frequently than semi-annually and upon the adjustment of the interest rate the value of the securities will be approximately equal to par. The FmHA, a division of the U.S. Department of Agriculture, is an independent agency of the United States Government and has the authority to grant the United States Government's full faith and credit guarantee on loans originated by commercial lenders. Through the Rural Development Act of 1972, the FmHA guaranteed loan program was enacted by Congress to help meet the financing needs of small businesses, farms and community facilities in rural areas. Guarantees are issued on loans obtained by those persons who meet FmHA criteria. Typically borrowers eligible for FmHA Loans face a degree of financial stress which prevents them from qualifying for non-guaranteed credit based on the standards of commercial lenders. Applications for loan guarantees are submitted by the lender to the local FmHA county officer for approval. The application is reviewed by local officials to determine whether the borrower, lender and proposed loan meet program requirements. Loan terms are negotiated with the lender and the borrowers, but the terms must fall within FmHA guidelines. The FmHA will guarantee up to 90 percent of the total loan depending upon the loan's soundness.

Under the FmHA Loan program, the guaranteed portion of FmHA loans may be participated, sold by the originating bank and traded in the secondary market. The Fund will only invest in the guaranteed portions of FmHA Loans which are so participated. While the most current government figures indicate the outstanding balance on guaranteed loans to be over $4 billion, it is estimated that approximately 20 percent of the total outstanding balance of guaranteed loans have actually been participated in the secondary market.

The FmHA guaranty guarantees the repayment of principal and interest unconditionally and accrues to the benefit of the person owning the participated portion of the guaranteed FmHA Loan. When the FmHA Loans are sold the guaranty is assigned to the purchaser and is unconditional and irrevocable. As a result, the FmHA Loans are deemed to be "government securities" as they meet the definition of government securities described in Section 2(a)(16) of the Investment Company Act and Rule 2a-7. All FmHA Loans purchased by the Trust will be valued by the Fund at par.

The trustee will communicate to the Fund's Investment Adviser the status of loan payments and delinquencies. In addition, Participating Banks, subject to the unconditional commitments to purchase the participated FmHA Loans, will be subject to on-going credit review by the Fund's Investment Adviser. To the extent that any of the banks deteriorate in credit quality from the standard set by regional banks with the highest credit ratings by NRSRO's the Investment Adviser will take action to replace such banks with another bank with an appropriate credit rating or if unrated, with a comparable credit quality based on the Investment Adviser's analysis.

OTHER INFORMATION

FEDERAL HOLIDAYS. The Fund will be closed for business and, therefore, will not accept purchase or redemption orders nor calculate net asset value, on all Federal Holidays -- currently; New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Veterans' Day and Christmas Day.

PORTFOLIO TRANSACTIONS. Subject to policies set forth by the board of directors of the Fund, the Advisor is authorized to determine, consistent with the Fund's investment objectives and policies, which securities will be purchased, sold and held by the Fund. Most of the Fund's portfolio securities will be purchased on a principal basis directly from the issuer, from banks, underwriters or market makers and, thus, will not involve payment of a brokerage commission. There were no agency transactions in the last three fiscal years and thus no brokerage commissions have been paid. Such purchases may include a discount, concession or mark-up retained by an underwriter or dealer. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best available price and most favorable execution on brokerage transactions. Some of the portfolio transactions may be directed to brokers who furnish special research and statistical information or services rendered in the execution of orders which are of benefit to the Advisor. These may include advice or information with respect to particular securities or issuers, information concerning general market or economic conditions and the obtaining of information from brokers, underwriters or market makers. While no dollar value can be placed on such information or services, it allows the Advisor to supplement its own research and analysis activities which can reduce its costs but not those of the Fund.

ORGANIZATION AND CAPITAL STRUCTURE. The Fund is an open-ended diversified management investment company organized as an Iowa corporation under the name Iowa Liquid Assets Fund, Inc., in June 1982. On October 13, 1987, the Fund changed its name to IMG Liquid Assets Fund, Inc. As of the date hereof, the Fund adopted the fictitious name IMG Government Assets Fund to more properly describe the Fund's investments and registered the name with the Iowa Secretary of State. The Fund has an authorized capital of 1,000,000,000 shares of Common Stock, par value $.001 per share. All shares have equal rights and privileges and each share is entitled to one vote in the election of directors and other matters presented to shareholders and to participate equally in the net distributable assets of the Fund on liquidation. The shares are nonassessable, have no preemptive, subscription or conversion rights. The shares have no sinking fund provisions but are redeemable upon request of the holders and are transferable.

REPORTS TO SHAREHOLDERS. Semiannual and annual reports will include financial statements which, in the case of the annual report, will be reported upon by the Fund's independent auditors, KPMG Peat Marwick LLP. The Annual Report and the Semi Annual Report for the Period July 1, 1995 to December 31, 1995 is incorporated herein by reference into the Fund's Statement of Additional Information and is available upon request without charge be calling the number on the cover page of this Statement of Additional Information.

PRINCIPAL SHAREHOLDERS. As of December 31, 1995, no person is believed to own as much as 5 percent of the Fund's shares and the Fund's officers and directors as a group owned less than 1 percent of the Fund's shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT. The Fund has a Custodian Agreement with Mercantile Bank of Polk County, Des Moines, Iowa (the "Custodian"), which holds cash for the purchase and redemption of the Fund's shares and will make available to interested investors services relating to establishment of Keogh Act and Individual Retirement Account Programs. The
Custodian will hold the Fund's portfolio investments which may, in part, be deposited in central depository systems as permitted by Federal law. The Fund has also contracted with IMG to provide certain accounting services including; transfer of shares, disbursement of dividends and the maintenance of shareholder accounting records.

LEGAL OPINION.   Messrs.  Cline,  Williams,  Wright,  Johnson  &  Oldfather have rendered an opinion to the Fund with respect to legality of the shares offered in the Prospectus, tax matters, and Glass-Steagall Act matters.

INDEPENDENT AUDITORS. KPMG Peat Marwick LLP, 2500 Ruan Center, Des Moines, Iowa, 50309, has been selected unanimously by the members of the Board of Directors of the Fund who are not interested persons of the Fund as the Fund's independent auditors to examine the books and securities of the Fund and to report on the financial statements of the Fund.

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